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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 30, 2003

                ------------------------------------------------
                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    001-31258                13-3880755
  (State or Other Jurisdiction       Commission File            (IRS Employer
        of Incorporation)                Number)             Identification No.)

      3211 Jermantown Road, Suite 700
             Fairfax, Virginia                                   22030-2801
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

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Item 5.    Other Events.

      On July 30, 2003, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the appointment of S. Daniel Johnson as Executive Vice President and Chief Operating Officer of the Company to succeed Thomas Mike Cogburn upon his retirement in late August 2003.

      A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Statements. Not applicable.

(c) Exhibits.

Exhibit No.     Description

     99.1       Press Release, dated July 30, 2003 announcing the appointment of
                S. Daniel Johnson as Executive Vice President and Chief Operating Officer of the Company to succeed Thomas Mike Cogburn upon his retirement in late August 2003.


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                                   SIGNATURES
 Disinclined

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ANTEON INTERNATIONAL CORPORATION

Date: July 30, 2003                              /s/    Curtis L. Schehr
--------------------                            ---------------------------
                                                 Curtis L. Schehr
                                                 Senior Vice President,
                                                 General Counsel and Secretary


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                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description

     99.1       Press Release, dated July 30, 2003 announcing the appointment of
                S. Daniel Johnson as Executive Vice President and Chief Operating Officer of the Company to succeed Thomas Mike Cogburn upon his retirement in late August 2003.

                                                                    Exhibit 99.1

NEWS

For immediate release


                                                 Contacts:

                                                        Investors
                                                        Noreen Centracchio
                                                        (703) 246-0380
                                                        ncentracchio@anteon.com

                                                        Media
                                                        Tom Howell
                                                        (703) 246-0525
                                                        thowell@anteon.com

ANTEON ANNOUNCES APPOINTMENT OF S. DANIEL JOHNSON AS NEW COO;

MIKE COGBURN TO RETIRE AFTER DISTINGUISHED CAREER


FAIRFAX, VA, July 30, 2003 - Anteon International Corporation (NYSE: ANT), a leading information technology and systems engineering and integration company, announced today that S. Daniel Johnson is slated to become its Executive Vice
President and Chief Operating Officer (COO). Mr. Johnson will succeed Mike Cogburn, who will retire in late August after more than 30 years of managing high-level information systems and engineering organizations. Cogburn has served as a Vice President at Anteon since 1992 and as Executive Vice President and COO since 1996.


Prior to joining Anteon, Johnson served as the Executive Vice President, responsible for BearingPoint's Public Services business unit. Between 1997, when he assumed leadership of that organization, and 2002, Johnson grew the unit's annual revenue from $200 million to an annualized revenue run rate of more than $1 billion. He joined BearingPoint, formerly KPMG Consulting, in 1975 and subsequently served in positions of increasing responsibility in a number of business areas, including eGovernment Internet integration, enterprise resource planning and systems integration.

Joseph M. Kampf, Anteon President and CEO, stated, "Mike Cogburn, the consummate team player, has earned the respect of all who have worked with him. Anteon has experienced phenomenal growth during his 11-year tenure, and Mike has played a key role in achieving this success. He has been responsible for managing and expanding Anteon's diverse capabilities and market presence as the Company grew tenfold in the last seven years. Mike's leadership and wise counsel was greatly appreciated, and all of us at `Team' Anteon are pleased that he and his wife, Betsy, are now able to enjoy the fruits of their labor in a long and fulfilling retirement.

"Looking to the future, we are extremely fortunate to have attracted an individual of Dan's caliber to serve as our new COO. He knows the government services sector well, and under this leadership, his organization has grown as quickly as Anteon to an annualized revenue run rate of over $1 billion dollars. I am confident that he is the right person at the right time and that he will be the enabler that pushes Anteon into the top tier of our marketplace," Kampf said.

"It just doesn't get any better than this," said Cogburn. "I have been privileged to be a part of a real team organization that has achieved much, and I retire knowing that the Company and its leadership are ideally positioned for continued strong growth. Anteon's future is in good hands."

Johnson said, "Anteon is a recognized leader in the marketplace, and I am excited about joining the team. I have been very impressed with the vision and its positioning to become the first tier one, pure-play services provider in the industry. I look forward to working to achieve that goal."

About Anteon

Anteon, headquartered in Fairfax, Virginia, is a leading information technology and engineering solutions company providing support to the federal government and international sectors. For over 27 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. For 2002, Anteon reported revenues of $826 million with a year-end personnel strength of approximately 5,900 employees. The Company acquired Information Spectrum Inc.
(ISI) in May 2003 and currently has over 7,200 employees in more than 100 offices worldwide. Anteon frequently ranks among the top information technology integrators based on independent surveys and was recently named one of the world's top 100 information technology companies in BusinessWeek's INFO TECH 100 Annual Report (2003). For more information, visit www.anteon.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by forward-looking statements. These risks and uncertainties include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks including risks associated with protests, and other risks described in the Company's Securities and Exchange Commission filings.

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